UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2021
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE

Item 1.01 Entry into a Material Definitive Agreement..
On December 10, 2021, Comstock Mining Inc. (the “Company”) amended and restated that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated September 7, 2021, between the Company and Flux Photon Corporation (“Flux”). Pursuant to the Asset Purchase Agreement, the Company acquired certain intellectual property and related photovoltaic and photocatalysis laboratory equipment (the “Assets”). The purchase price payable for the Assets is $18,000,000. As amended, the Asset Purchase Agreement provides that a down payment of $350,000 became due and payable on December 14, 2021, with the remaining $17,650,000 payable in cash to Flux with 20% of the future monthly consolidated sales, less total variable costs, less operating expenses, maintenance, tax payments, and debt service payments of the Company and its now and hereafter-existing subsidiaries, until the purchase price of $18,000,000 has been fully paid.

As previously announced, the Company’s board of directors appointed Kevin Kreisler as the Company’s President and Chief Financial Officer, effective September 7, 2021. The Company also previously announced that the Company’s board of directors appointed David Winsness as the Company’s Chief Technology Officer.

Mr. Kreisler and Mr. Winsness are officers of Flux and also the owners of 100% of the outstanding common stock of Flux and as such will be the indirect beneficiary of all payments made to Flux pursuant to the Asset Purchase Agreement, including the down payment.

The foregoing description of the Asset Purchase Agreement, is qualified in its entirety by reference to such document in its entirety attached to this Current Report on Form 8-K and filed herewith as Exhibit 10.1, which exhibit is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Asset Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: December 15, 2021	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer